UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LinkedIn Corporation
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the SWRFNholder Meeting to Be Held on June 09, 2016 LINKEDIN CORPORATION You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote LINKEDIN CORPORATION 2029 STIERLIN COURT MOUNTAIN VIEW, CA 94043 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000289864_1 R1.0.1.25 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2016 Date: June 09, 2016Time: 10:00 AM PDT Location: Computer History Museum 1401 N. Shoreline Blvd. Mountain View, CA 94043

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow JJJ (located on the JJJ by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods n JJJ available and follow the instructions. marked by the arrow 0000289864_2 R1.0.1.25 Vote In Person: Many sWRFNholder meetings have attendance requirements including, but not limited to, the possessio of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these VKDUHV. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Notice & Proxy Statement2. Annual Report on Form 10K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following Class II nominees: 1. Election of Directors Nominees 01 A. George "Skip" Battle 02 Michael J. Moritz The Board of Directors recommends you vote FOR proposal 2: 2Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants of LinkedIn Corporation for the fiscal year ending December 31, 2016. The Board of Directors makes no recommendation regarding proposal 3: 3Stockholder proposal regarding a report to stockholders for plans to increase racial and gender diversity on our Board. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 0000289864_3 R1.0.1.25 Voting items